                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                 PROFESSIONAL BANCORP, INC.
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per  Exchange Act  Rules 0-11(c)(1)(ii),  14a-6(i)(1), 14a-6(i)(2)  or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee  computed  on   table  below   per  Exchange   Act  Rules   14a-6(i)(4)
     and 0-11.
     1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
        ------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:
        ------------------------------------------------------------------------
     5) Total fee paid:
        ------------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1) Amount Previously Paid:
        ------------------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:
        ------------------------------------------------------------------------
     3) Filing Party:
        ------------------------------------------------------------------------
     4) Date Filed:
        ------------------------------------------------------------------------

                           PROFESSIONAL BANCORP, INC.
                                  606 BROADWAY
                         SANTA MONICA, CALIFORNIA 90401

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JUNE 19, 1996
                             ---------------------

    NOTICE IS HEREBY GIVEN TO THE SHAREHOLDERS OF PROFESSIONAL BANCORP, INC. (the "Company") that, pursuant to the Bylaws of the Company and the call of its Board of Directors, the Annual Meeting of Shareholders (the "Meeting") of the Company will be held at the main office of First Professional Bank, N.A., 606 Broadway, Santa Monica, CA 90401, Wednesday, June 19, 1996 at 5:30 p.m., for the purpose of considering and voting upon the following matters:

    1. ELECTION OF DIRECTORS. Electing the following seven persons to the Board of Directors to serve until the 1997 Annual Meeting of Shareholders and until their successors are elected and have qualified:

          Richard A. Berger                   Joel W. Kovner, Dr., P.H., MPH
          James B. Jacobson                   Lynn O. Poulson
          Ronald L. Katz, M.D.                David G. Rodeffer, MPH
          Anthony R. Kovner, Ph.D.

    2. APPROVING THE 1996 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN. Approving the Company's 1996 Non-Employee Director Stock Option Plan covering 50,000 shares of the Company's Common Stock, as more fully described in this Proxy Statement.

    3. APPROVING APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS. Approving the appointment of the firm of KPMG Peat Marwick LLP as independent public accountants for 1996.

    4.  OTHER BUSINESS.   Transacting such  other business as  may properly come
before the Meeting and any adjournment or adjournments thereof.

    The Board of Directors has fixed the close of business on April 26, 1996, as the record date for determination of shareholders entitled to notice of, and to vote at, the Meeting.

                                          By Order of the Board of Directors

                                          Joel W. Kovner
                                          CHAIRMAN OF THE BOARD
Dated: April 29, 1996

    Section 3.3 of the Bylaws of the Company provides for the nomination of directors in the following manner:

        "NOMINATION OF DIRECTORS. Nominees for election to the Board shall be selected by the Board or a committee of the Board to which the Board has delegated the authority to make such selections pursuant to these Bylaws. The Board or such committee, as the case may be, will consider written recommendations from shareholders for nominees for election to the Board provided such recommendations, together with (i) such information regarding each nominee as would be required to be included in a proxy statement filed pursuant to the Exchange Act, (ii) a description of all arrangements or other understandings among the recommending shareholder and each nominee and any other person with respect to such nomination and (iii) the consent of each nominee to serve as a director are received by the Secretary of the Corporation, in the case of an annual meeting of shareholders, not later then the date specified in the most recent proxy statement of the Corporation as the date by which shareholder proposals for consideration at the next annual meeting of shareholders must be received, and, in the case of a special meeting of shareholders, not later then the tenth day after the giving of notice of such meeting. Only persons duly nominated for election to the Board in accordance with this [Bylaw] and with respect to whose nominations proxies have been solicited pursuant to a proxy statement filed pursuant to the Exchange Act shall be eligible for election to the Board. Each notice to shareholders of a meeting of shareholders at which directors are to be elected shall contain a statement to the effect set forth in this [Bylaw]."

    YOU ARE URGED TO VOTE IN FAVOR OF THE PROPOSALS OF THE COMPANY'S BOARD OF DIRECTORS BY SIGNING AND RETURNING THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON. THE ENCLOSED PROXY IS SOLICITED BY THE COMPANY'S BOARD OF DIRECTORS. ANY SHAREHOLDER GIVING A PROXY MAY REVOKE IT PRIOR TO THE TIME IT IS VOTED BY NOTIFYING THE SECRETARY OF THE COMPANY IN WRITING OF REVOCATION, OR BY FILING A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY ATTENDING THE MEETING AND VOTING IN PERSON. PLEASE INDICATE ON THE PROXY WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING.

                           PROFESSIONAL BANCORP, INC.
                                  606 BROADWAY
                         SANTA MONICA, CALIFORNIA 90401

                            ------------------------

                                PROXY STATEMENT
                             ---------------------

                         ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JUNE 19, 1996
                             ---------------------

                                  INTRODUCTION

    This Proxy Statement is furnished in connection with the solicitation of Proxies for use at the Annual Meeting of Shareholders (the "Meeting") of Professional Bancorp, Inc. (the "Company") to be held at the main office of First Professional Bank, N.A., 606 Broadway, Santa Monica, CA 90401, Wednesday, June 19, 1996 at 5:30 p.m., and at any and all adjournments.

    It is anticipated that this Proxy Statement will be mailed to shareholders eligible to receive notice of and vote at the Meeting on or about April 29, 1996.

    The matters to be considered and voted upon at the Meeting will be:

    1. ELECTION OF DIRECTORS. Electing the following seven persons to the Board of Directors of the Company (the "Board") to serve until the 1997 Annual Meeting of Shareholders and until their successors are elected and have qualified:

      Richard A. Berger               Joel W. Kovner, Dr., P.H., MPH
      James B. Jacobson               Lynn O. Poulson, J.D.
      Ronald L. Katz, M.D.            David G. Rodeffer, MPH
      Anthony R. Kovner, Ph.D.

    2. APPROVING THE 1996 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN. Approving the Company's 1996 Non-Employee Director Stock Option Plan covering 50,000 shares of the Company's Common Stock, as more fully described in this Proxy Statement.

    3. APPROVING APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS. Approving the appointment of the firm of KPMG Peat Marwick LLP as independent public accountants for 1996.

REVOCABILITY OF PROXIES

    A form of Proxy for voting your shares at the Meeting is enclosed. Any shareholder who executes and delivers such a Proxy has the right to and may revoke it at any time before it is exercised by filing with the Secretary of the Company an instrument revoking it or a duly executed Proxy bearing a later date. In addition, the powers of the Proxy Holders will be revoked if the person executing the Proxy is present at the Meeting and elects to vote in person by advising the Chairman of the Meeting of his/her election to vote in person, and by voting in person at the Meeting. Subject to such revocation all shares represented by a properly executed Proxy received in time for the Meeting will be voted by the Proxy Holders in accordance with the instructions on the Proxy. IF NO INSTRUCTION IS SPECIFIED WITH RESPECT TO A PROPOSAL TO BE ACTED UPON, THE SHARES REPRESENTED BY YOUR EXECUTED PROXY WILL BE VOTED IN FAVOR OF THE ELECTION OF THE NOMINEES FOR DIRECTOR SET FORTH HEREIN, IN FAVOR OF APPROVING THE 1996 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN, AND IN FAVOR OF RATIFYING THE APPOINTMENT OF KPMG PEAT MARWICK LLP AS INDEPENDENT PUBLIC ACCOUNTANTS FOR 1996. IF ANY OTHER BUSINESS IS PROPERLY PRESENTED AT THE MEETING, THE PROXY WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD.

PERSONS MAKING THE SOLICITATION

    This solicitation of Proxies is being made by the Board. The expense of preparing, assembling, printing and mailing this Proxy Statement and the materials used in the solicitation of Proxies for the Meeting will be borne by the Company. It is contemplated that Proxies will be solicited principally through the use of the mail, but officers, directors and employees of the Company and its subsidiary, First Professional Bank, N.A. (the "Bank"), may solicit Proxies personally or by telephone, without receiving special compensation therefor. Although there is no formal agreement to do so, the Company may reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for their reasonable expenses in forwarding these Proxy Materials to shareholders whose shares of the Company's Common Stock are held of record by such entities.

                               VOTING SECURITIES

    There were issued and outstanding 1,300,650 shares of the Company's Common Stock on April 26, 1996, which has been fixed as the record date for the purpose of determining the shareholders entitled to notice of and to vote at the Meeting. Each holder of Common Stock will be entitled to one vote, in person or by Proxy, for each share of Common Stock held of record on the books of the Company as of the record date for the Meeting on any matter submitted to the vote of the shareholders, except that in connection with the election of directors, the shares may be voted cumulatively if a shareholder present and voting at the Meeting gives notice at the Meeting and prior to the voting of his or her intention to so vote. If any shareholder gives such notice, all shareholders may cumulate their votes for nominees. Cumulative voting means that a shareholder has the right to vote the number of shares he or she owns as of the record date, multiplied by the number of directors to be elected. This total number of votes may be cast for one nominee or it may be distributed among nominees in any manner as the shareholder sees fit. If cumulative voting is declared at the Meeting, votes represented by Proxies delivered pursuant to this Proxy Statement may be cumulated in the discretion of the Proxy Holders, in accordance with the recommendations of the Board, and discretionary authority to do so is included in the Proxy.

                                     VOTING

    The presence, in person or by Proxy, of the holders of at least a majority of the total number of outstanding shares of Common Stock is necessary to constitute a quorum at the Meeting. At the Meeting, directors will be elected by a plurality of the votes cast. Therefore, the seven nominees receiving the highest number of affirmative votes shall be elected directors of the Company at the conclusion of the tabulation of the votes. The actual number of directors elected may be less than seven in the event that fewer than seven nominees receive any affirmative votes under the rules of cumulative voting (see "VOTING SECURITIES" herein). Shares represented by Proxies which are marked "authority withheld" or Proxies marked to deny discretionary authority with respect to the election of any one or more nominees for election as directors will be counted for the purpose of determining the number of shares represented at the meeting, but will not be considered as a vote for or as a vote against the respective nominee or nominees and thus will have no effect on the election of such nominee or nominees as director. Each other matter presented at the Meeting will be decided by a majority of the votes cast on that matter. Shares voted on one proposal but not all proposals on the Proxies returned by brokers will be counted for the purpose of determining the number of shares represented at the meeting, but will not be considered as a vote for or against any matter not voted on. Abstentions will also be counted for the purpose of determining the number of shares represented at the meeting, but will not be considered as a vote for or against any matter as to which the abstention is effective.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth certain information, as of April 10, 1996, concerning the beneficial ownership of the Company's outstanding Common Stock by each director and executive officer of the Company, by each nominee to the Board of Directors, by all directors and executive officers of the Company as a group and by principal shareholders.

                                                     COMMON STOCK
                                                     BENEFICIALLY
                                                      OWNED AND
                                                      NATURE OF       PERCENT OF
               NAME AND ADDRESS (1)                 OWNERSHIP (2)     CLASS (3)
- --------------------------------------------------  --------------    ----------
Richard A. Berger                                       23,402(4)        1.80%
James B. Jacobson                                       12,021(5)        0.92%
Ronald L. Katz, M.D.                                    17,824(6)        1.37%
Anthony R. Kovner, Ph.D (7)                              1,200           0.09%
Joel W. Kovner, Dr., P.H., MPH                         403,064(8)       24.60%
Lynn O. Poulson                                         21,154(9)        1.62%
Daniel S. Rader                                         34,274(10)       2.58%
David G. Rodeffer, MPH                                  54,242(11)       4.10%
All Directors and Executive Officers
 (8 in Number)                                         567,181(12)      33.46%
Robert H. Leshner (13)
 (holds no office)                                     111,825(14)       7.96%

- ------------------------
 (1) Address for all individuals other than Mr. Leshner and Dr. A. Kovner is c/o Professional Bancorp, Inc., 606 Broadway, Santa Monica, California 90401.

 (2) Unless otherwise indicated, the persons named herein have sole and/or joint voting power over shares reported and such shares are owned directly.

 (3) Options and Warrants to purchase shares of Common Stock held by directors, officers and other individuals that were exercisable within 60 days after April 26, 1996 ("Exercisable Option Shares" or Exercisable Warrant shares"), are treated as outstanding for the purpose of computing the number and percentage of outstanding securities of the class owned by such person but not for the purpose of computing the percentage of the class owned by any other person.

 (4) Includes 1,785 Exercisable Option Shares.

 (5) Includes 595 Exercisable Option Shares.

 (6) Includes 1,785 Exercisable Option Shares.

 (7) Anthony R. Kovner, Ph.D. is the brother of Joel W. Kovner, Dr., P.H., MPH. Dr. A. Kovner's business address is 40 West Fourth Street, 600 Tisch Hall, New York, New York, 10012.

 (8) Includes 337,695 Exercisable Option Shares.

 (9) Includes 1,785 Exercisable Option Shares.

(10) Includes 30,000 Exercisable Option Shares.

(11) Includes 21,000 Exercisable Option Shares.

(12) Includes 394,645 Exercisable Option Shares.

(13) Mr. Leshner's business address is 312 Walnut Street, Cincinnati, OH 45202-3874.

(14) Includes 105,000 Exercisable Warrant Shares.

                                   PROPOSAL 1
                             ELECTION OF DIRECTORS

NOMINEES

    The Company's Bylaws provide that the Board shall consist of one or more directors as determined by the Board. The Board has fixed the number at seven. The seven persons named below who are currently members of the Company's Board will be nominated for election as directors to serve until the 1997 Annual Meeting of Shareholders and until their successors are elected and have qualified. Votes will be cast in such a way as to effect the election of all seven nominees, or as many thereof as possible under the rules of cumulative voting (see "VOTING SECURITIES" herein). In the event that any of the nominees should be unable to serve as a director, it is intended that the Proxy will be voted for the election of such substitute nominees, if any, as shall be designated by the Board. The Board has no reason to believe that any of the nominees will be unavailable to serve if elected. Additional nominations can only be made by complying with the notice provision set forth in the Bylaws of the Company, an extract of which is included in the Notice of Annual Meeting of Shareholders accompanying this Proxy Statement. This Bylaw provision is designed to give the Board advance notice of competing nominations, if any, and the qualifications of competing nominees, and may have the effect of precluding third-party nominations if the notice provisions are not followed.

               IDENTIFICATION OF DIRECTORS AND EXECUTIVE OFFICERS

    None of the directors or executive officers of the Company was selected pursuant to any arrangement or understanding, other than with the directors and executive officers of the Company and the Bank acting within their capacities as such. There are no family relationships between the directors and executive officers of the Company except that Anthony R. Kovner, Ph.D. is the brother of Joel W. Kovner, Dr., P.H., MPH.

    The following table sets for the names and certain information as of April 26, 1996, concerning the persons to be nominated by the Board for election as directors of the Company and the one executive officer of the Company who is not nominated for election as a director:

                                                                                                   YEAR             YEAR
                                                                                                 APPOINTED        APPOINTED
                                                                                                OR ELECTED       OR ELECTED
           NAME AND TITLE                                 BUSINESS EXPERIENCE DURING            DIRECTOR OF      DIRECTOR OF
       (OTHER THAN DIRECTOR)              AGE                 THE PAST FIVE YEARS               THE COMPANY       THE BANK
- ------------------------------------      ---      -----------------------------------------  ---------------  ---------------
Richard A. Berger                         64       President, Richard A. Berger Associates,           1981             1981
                                                    Inc. (Realtors); past President and
                                                    Chief Financial Officer, California
                                                    Culinary Institute
James B. Jacobson                         73       President, JBJ Management Inc. (personal           1990             1990
                                                    services corporation)
Ronald L. Katz                            63       Professor of anesthesiology, USC Medical           1984             1984
                                                    Center; Professor and past Chairman of
                                                    Anesthesiology, UCLA Medical Center;
                                                    past Chief of Staff, UCLA Medical Center
Anthony R. Kovner, Ph.D.                  62       Professor, Wagner Graduate School of               1996             1996
                                                    Public Service, New York University;
                                                    past Director, Hospital Community
                                                    Benefit Standards Program, New York
                                                    University

                                                                                                   YEAR             YEAR
                                                                                                 APPOINTED        APPOINTED
                                                                                                OR ELECTED       OR ELECTED
           NAME AND TITLE                                 BUSINESS EXPERIENCE DURING            DIRECTOR OF      DIRECTOR OF
       (OTHER THAN DIRECTOR)              AGE                 THE PAST FIVE YEARS               THE COMPANY       THE BANK
- ------------------------------------      ---      -----------------------------------------  ---------------  ---------------
Joel W. Kovner, Dr. P.H., MPH             54       Chief Executive Officer, First                     1981             1981
 Chairman of the Board of Directors,                Professional Bank, N.A.; Medical
 President and Chief Executive                      Economist
 Officer (1)
Lynn O. Poulson, J.D.                     58       Partner of Johnson & Poulson (law firm)            1982             1982
 Secretary (1)
Daniel S. Rader                           36       Executive Vice President, Chief                     N/A              N/A
 Chief Financial Officer and                        Investment Officer (since 1994), Chief
 Treasurer (1)                                      Financial Officer (since 1993),
                                                    Controller (since 1987), First
                                                    Professional Bank, N.A.
David G. Rodeffer, MPH                    51       Executive Vice President and Chief                 1994             1994
                                                    Operating Officer, First Professional
                                                    Bank, N.A., (since 1994); formerly
                                                    Partner of Coopers and Lybrand
                                                    (Healthcare division)

- ------------------------
(1) All indicated officer positions have been held for the past five years or longer.

                    THE BOARD OF DIRECTORS RECOMMENDS A VOTE
                    OF "AUTHORITY GIVEN" ON THIS PROPOSAL 1.

BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD

    During 1995, the Board held fourteen meetings. The Audit Committee of the Board oversees the Company's outside independent public accountants. The Audit Committee consists of Mr. Berger and Dr. Katz and met ten times during 1995.

    The Board does not have a standing nominating or compensation committee; however, the Board of Directors of First Professional Bank, N.A. has a compensation committee which performs those functions and will be referred to herein as the Compensation Committee.

    During 1995, no director of the Company who is standing for election at the Annual Meeting attended less than 75% of the aggregate meetings of the Board and, if applicable, the committee of the Board on which he or she served.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

    Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent of the Company's Common Stock, to file with the Securities and Exchange Commission and the American Stock Exchange initial reports of ownership and reports of changes in ownership of Common Stock of the Company. Officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) reports they file.

    To the Company's knowledge, based solely upon review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the year ended December 31, 1995 all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were fulfilled in a timely manner.

                           SUMMARY COMPENSATION TABLE

                                                                                 LONG-TERM COMPENSATION
                                                                            ---------------------------------
                                                                                    AWARDS
                                                                            -----------------------
                                                                                         SECURITIES   PAYOUTS
                                                     ANNUAL COMPENSATION    RESTRICTED   UNDERLYING   -------
                                                     --------------------     STOCK      OPTIONS #/    LTIP         ALL OTHER
         NAME AND PRINCIPAL POSITION           YEAR   SALARY   BONUS (1)      AWARDS      SARS (2)    PAYOUTS   COMPENSATION (3)
- ---------------------------------------------  ----  --------  ----------   ----------   ----------   -------   -----------------
Joel W. Kovner, Dr., P.H.                      1995  $208,500   $240,000     -0-           -0-         -0-           $ 4,500
  Chairman of the Board and Chief              1994   203,000    249,400     -0-           -0-         -0-             3,000
  Executive Officer of the Company             1993   197,000    288,000     -0-           10,500      -0-             8,728
Melinda McIntyre-Kolpin (4)                    1995   140,500    125,000     -0-           -0-         -0-          -0-
  President of First                           1994   136,500    125,000     -0-           -0-         -0-          -0-
  Professional Bank, N.A.                      1993   132,500    125,000     -0-            6,500      -0-          -0-
David G. Rodeffer, MPH                         1995   154,500     75,000     -0-           -0-         -0-             4,500
  Executive Vice President                     1994   150,000     75,000     -0-           25,000      -0-            75,816
  and Chief Operating Officer of               1993    N/A        N/A        N/A           N/A         N/A          N/A
  First Professional Bank, N.A.
Daniel S. Rader                                1995   100,000     35,000     -0-           -0-         -0-             4,050
  Chief Financial Officer and                  1994    86,000     35,000     -0-           -0-         -0-             2,320
  Treasurer of the Company                     1993    79,500     30,000     -0-            2,000      -0-             2,040

- ------------------------
(1) Includes bonuses accrued in 1995, 1994 and 1993 and paid in 1996, 1995 and 1994, respectively, except for Melinda McIntyre-Kolpin; $97,500 of Ms. McIntyre-Kolpin's bonus earned in 1995 was paid in 1995, $87,500 of her bonus earned in 1994 was paid in 1994 and $67,500 of her bonus earned in 1993 was paid in 1993.

(2) Reflects options only; no stock appreciation rights ("SARs") have been issued.

(3) Reflects the Bank's contribution to the officer's savings plan account pursuant to Section 401(k) of the Internal Revenue Code, and a $75,000 signing bonus paid to David G. Rodeffer, who joined the Company in January, 1994.

(4) Melinda McIntyre-Kolpin resigned as an officer and director effective February 9, 1996 at which time she was paid $42,000 for accrued vacation time.

    There were no options or SARs granted in 1995.

   AGGREGATED OPTIONS/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION/SAR
                                     VALUES

                                                                         NUMBER OF
                                                                        SECURITIES
                                                                        UNDERLYING      VALUE OF
                                                                        UNEXERCISED    UNEXERCISED
                                                                       OPTIONS/SARS   OPTIONS/SARS
                                                                       AT FY-END (#)  AT FY-END ($)
                                                                       -------------  -------------
                                SHARES ACQUIRED                        EXERCISABLE/   EXERCISABLE/
            NAME                ON EXERCISE (#)   VALUE REALIZED ($)   UNEXERCISABLE  UNEXERCISABLE
- -----------------------------  -----------------  -------------------  -------------  -------------
Joel W. Kovner, Dr. P.H.              --                  --              385,000/0      490,715/0
Melinda McIntyre-Kolpin               --                  --               81,500/0      156,503/0
David G. Rodeffer, MPH                --                  --               21,000/0       22,470/0
                                                                            0/5,250(1)      5,618/0
Daniel S. Rader                        4,602              41,648           30,000/0        7,260/0

- ------------------------
(1) These 5,250 options become exercisable on August 1, 1996.

COMPENSATION OF DIRECTORS

    Compensation is paid to outside directors only. During 1995, each outside director of the Company received a monthly fee of $1,000. Additionally, compensation was paid based on committee membership as follows: members of the Audit Committee received $250 per month (Ronald L. Katz, M.D.) with the committee chairman receiving $400 per month (Richard A. Berger); members of the Bank's Loan Committee receive $750 per month (Messrs. James B. Jacobson, and Lynn O. Poulson, J.D.); Chairman of the Bank's Community Reinvestment Act Oversight Committee received $700 per month (Richard A. Berger).

        EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT ARRANGEMENTS

SALARY CONTINUATION PLAN

    In February 1992, the Bank discontinued an existing term life insurance policy provided as an employee benefit to Dr. Kovner and established in its place a Salary Continuation Plan (the "SCP"). The term life policy provided that, in the event of Dr. Kovner's death, his estate would receive a $1,500,000 death benefit. The SCP is a nonqualified, executive benefit plan pursuant to which the Bank will pay Dr. Kovner an annual retirement benefit of $150,000 per year for 15 years upon his retirement from active daily service at or after reaching age 60 in return for his continued current satisfactory performance as an employee of the Bank. If Dr. Kovner dies while the SCP is in effect, his estate will receive the payments under the SCP which he was entitled to receive at the time of his death. Dr. Kovner's right to receive benefits under the SCP vested on September 1, 1992 representing his completion of ten years of continuous service since the Bank commenced operations. The SCP is an unfunded plan; however, as a deferred compensation plan, the Bank is required to accrue sufficient expenses so that the present value of the benefit to be paid to Dr. Kovner at age 60 is reflected as a liability on the Bank's books by that time. During 1996, the Bank will accrue such liability at a rate of approximately $11,000 per month. The SCP is not an employment contract. In the event Dr. Kovner's employment with the Bank is terminated, voluntarily or involuntarily, for any other reason the Bank shall commence paying benefits to Dr. Kovner as called for under the SCP. In order to fund its obligation under the SCP, the Bank has purchased a single premium universal life policy under which Dr. Kovner is the insured while the Bank is the owner and beneficiary thereof. If assumptions as to mortality experience, policy dividends and other factors are realized, the Bank will receive earnings under the new policy equal to the expense accruals for the SCP retirement benefits. There can be no assurance that such assumptions will be realized.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    The following persons served on the Company's Compensation Committee during 1995: Messrs. Richard A. Berger, H. Leon Brooks, M.D., Chairman, James B. Jacobson, Ronald L. Katz, M.D., Ray T. Oyakawa, M.D. and Lynn O. Poulson. All of the above persons other than James B. Jacobson, have had banking transactions with the Bank which have included extensions of credit during 1995. In management's opinion, all loans and commitments to lend included in such transactions were made in compliance with applicable laws on substantially the same terms, including interest rates, collateral and repayment terms as those prevailing for comparable transactions with other persons of similar creditworthiness and did not involve more than a normal risk of collectibility or present other unfavorable terms. As of April 26, 1996, all such loans were current.

                         COMMON STOCK PERFORMANCE GRAPH

    The Comparison Stock Performance Graph below shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

    The following graph shows a five year comparison of cumulative total returns for the Company, S&P 500 Index and Peer Group Index. The Peer Group Index consists of commercial banks listed on the American Stock Exchange (AMEX) and was provided to the Company by SNL Securities.

                                [CHART]

                               12/31/91     12/31/92     12/31/93     12/31/94     12/31/95
S & P 500 Stock Index             100.00       140.41       154.57       156.29       210.57
SNL AMEX Index                    100.00       138.10       147.28       159.30       235.58
Professional Bancorp, Inc.
 Common Stock                     100.00       237.50       220.84       129.17       218.76

- ------------------------

(1) Assumes $100 invested on 12/31/90 in Professional Bancorp, Inc. Common Stock, S&P 500 Index, and the SNL AMEX Bank Index. Also assumes reinvestment of all dividends.

CERTAIN TRANSACTIONS

    Some of the current directors and executive officers of the Company, and companies with which they are associated, are customers of, and have had banking transactions with, the Bank in the ordinary course of the Bank's business and the Bank expects to have banking transactions with such persons in the future. In management's opinion, all loans and commitments to lend included in such transactions were made in compliance with applicable laws on substantially the same terms, including interest rates, collateral and repayment terms as those prevailing for comparable transactions with other persons of similar creditworthiness and did not involve more than a normal risk of collectibility or present other unfavorable terms. As of April 26, 1996, all such loans were current.

    In addition, the board permits certain executive officers to obtain short-term loans from the Company. During 1995, Dr. Joel W. Kovner, Chairman of the Board and Chief Executive Officer of the Company, received loans between May and December totaling $162,500 at an interest rate of 6.8%. At December 31, 1995, the balance was $162,500.

                                   PROPOSAL 2
                       APPROVAL OF 1996 STOCK OPTION PLAN

INTRODUCTION

    On March 20, 1996, the Board adopted, subject to shareholder approval, the Professional Bancorp 1996 Stock Option Plan (the "1996 Plan"). The 1996 Plan is a "formula" stock option plan and provides for the grant of non-qualified stock options to all non-employee directors, of which there are currently five. The 1996 Plan is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974, as amended.

    The 1996 Plan provides for the issuance of up to 50,000 shares of the Company's Common Stock to non-employee directors by an initial grant of 1,800 option shares to each non-employee director and a grant of 1,250 option shares to each non-employee director who is re-elected on the date of the Company's annual meeting each year through the year 2000. On March 20, 1996, with the exception of Anthony R. Kovner, Ph.D., each director received an initial option grant of 1,800 option shares at an exercise price of $12.00, the fair market value of the shares on the date of grant. On April 24, 1996 Anthony R. Kovner, Ph.D. was appointed to the Board and received an initial option grant of 1,800 option shares at an exercise price of $11.00, the fair market value of the shares on the date of grant. Previously, on November 15, 1995, the Board canceled certain options granted in January 1993 to each non-employee director under the 1990 Stock Option Plan, each grant in the amount of 1,785.

    The 1996 Plan is designed to provide performance incentives to participating non-employee directors without rendering such participants unable to act as disinterested directors with respect to other compensation plans of the Company, in compliance with Rule 16b-3 of the Securities and Exchange Commission. The only options granted to non-employee directors will be from the 1996 Plan. The Board believes it is advisable for the shareholders to approve the adoption of the 1996 Plan.

SUMMARY OF THE 1996 PLAN

    The following description of the 1996 Plan is intended to highlight and summarize the principal terms of the 1996 Plan, and is qualified in its entirety by the text of the 1996 Plan, a copy of which is attached hereto as Exhibit A.

    The 1996 Plan will be administered by the Board. Options may be granted only to non-employee directors of the Company.

    ELIGIBLE PARTICIPANTS. Each individual who is a non-employee director on the date of adoption of the Plan by the Board shall receive an initial option grant of 1,800 option shares at an exercise price equal to the fair market value thereof on the date of grant. Such initial option grants shall be made subject to approval by the Company's shareholders of this Plan. Any individual who is not a director at the time of the initial option grants, but who becomes a non-employee director, shall automatically receive an initial option grant effective the date such individual becomes a non-employee director. Beginning with the first annual meeting of the shareholders of the Company which is subsequent to the date the Plan is adopted by the Board, and provided that a sufficient number of shares remain available under the Plan, each year, prior to termination of the Plan, on the date of the annual meeting of the shareholders of the Company there shall automatically be awarded to each non-employee director who is re-elected to the Board on such date an annual option grant of 1,250 option shares at an exercise price equal to the fair market value thereof on the date of grant.

    SHARES SUBJECT TO THE 1996 PLAN. 50,000 shares are covered by the 1996 Plan, which will constitute approximately 3.84% of the current issued and outstanding shares. Options shall be granted at the fair market value of the Company's Common Stock on the date of the grant of the option.

    NON-QUALIFIED STOCK OPTIONS. The 1996 Plan provides only for the grant of non-qualified options.

    TERMS AND CONDITIONS OF OPTIONS. The term of each stock option granted pursuant to the 1996 Plan shall be ten (10) years from the date of granting thereof. Within such ten-year limit, each stock option granted pursuant to the 1996 Plan shall be exercisable ratably over a four-year period commencing on the first anniversary of the date the stock option was granted (i.e., one-fourth of the total number of option shares may be acquired by exercise of the stock option upon and after the first anniversary, another one-forth of the total number of option shares may be acquired upon exercise of the stock option upon and after the second anniversary, etc.). If an optionee does not exercise an increment of an option in any period during which such increment becomes exercisable, the unexercised increment may be exercised at any time prior to expiration of the option.

    Options granted under the 1996 Plan may not be transferred otherwise than by will or by the laws of descent and distribution, and during his or her lifetime, only the optionee or, in the event of the disability of the optionee, his or her guardian or the conservator of his or her estate may exercise the option.

    EXERCISE OF OPTIONS. Subject to the restrictions set forth in the 1996 Plan, an option may be exercised in accordance with the terms of the individual stock option agreement. Full payment by the optionee for all shares as to which the option is being exercised is due and payable at the time of exercise of the option. Payment must be in cash and/or, with the prior written approval of the Board, and subject to prior regulatory approval, in shares of Common Stock of the Company.

    An option may be exercised with respect to whole shares only, although fractional share interests may be accumulated and exercised from time to time as whole shares during the term of the option. Options may only be exercised with respect to a minimum of ten (10) whole shares, unless fewer than ten (10) shares remain subject to the option at the time of exercise. Any shares subject to an option which expires or terminates without being exercised become available again for issuance under the 1996 Plan.

    Neither an eligible participant nor an optionee has any rights as a shareholder with respect to the shares of Common Stock covered by any option which may be or has been granted to such person, and which is thereafter exercised, until the date of issuance of the stock certificate by the Company to such person.

    STOCK OPTION AGREEMENT. The 1996 Plan provides that every grant of an option will be evidenced by a written stock option agreement executed by the Company and the optionee. Subject to the terms and conditions of the 1996 Plan, the stock option agreement will contain the terms and provisions pertaining to each option so granted, such as exercise price, permissible date or dates of exercise, termination date, and such other terms and conditions as the Board deems desirable and not inconsistent with the 1996 Plan. Termination of Affiliation. In the event an optionee ceases to be affiliated with the Company or a subsidiary of the Company for any reason other than disability, death or termination for cause, the stock options granted to such optionee shall expire at the earlier of the expiration dates specified for the options, or three (3) months after the optionee ceases to be so affiliated. During such period after cessation of affiliation, the optionee may exercise the option to the extent that it was exercisable as of the date of such termination, and thereafter the option expires in its entirety.

    The 1996 Plan, and all stock options previously granted under the 1996 Plan, shall terminate upon the dissolution or liquidation of the Company, upon a consolidation, reorganization, or merger as a result of which the Company is not the surviving corporation, or upon a sale of all or substantially all of the assets of the Company. However, all options theretofore granted shall immediately exercisable in their entirety upon the occurrence of any of the foregoing, and any options not exercised immediately upon the occurrence of any of the foregoing events will terminate unless provision is made for the assumption or substitution thereof. As a result of this acceleration provision, even if an outstanding option were not fully vested as to all increments at the time of the event, that option will become fully vested and exercisable.

    AMENDMENT AND TERMINATION OF THE 1996 PLAN. The Board may at any time suspend, amend or terminate the 1996 Plan, and may, with the consent of the respective optionee, make such modifications to the terms and conditions of outstanding options as it shall deem advisable. Without shareholder approval, however, the Board may not materially increase the maximum number of shares of Common Stock which may be issued under the 1996 Plan (except as described under "ADJUSTMENTS UPON CHANGES IN CAPITALIZATION" below), modify the requirements as to eligibility for participation in the 1996 Plan or make any other change for which shareholder approval is required under Rule 16b-3 of the Securities and Exchange Commission.

    ADJUSTMENTS UPON CHANGES IN CAPITALIZATION. The total number of shares covered by the 1996 Plan and the price, kind and number of shares subject to outstanding options thereunder, will be appropriately and proportionately adjusted by the Board if the outstanding shares of Common Stock of the Company are increased, decreased, changed into or exchanged for a different number or kind of shares or securities of the Company through reorganization, merger, recapitalization, reclassification, stock split, stock dividend, stock consolidation or otherwise, without consideration to the Company as provided in the 1996 Plan. Fractional share interests of such adjustments may be accumulated, although no fractional shares of stock will be issued under the 1996 Plan.

    FEDERAL INCOME TAX CONSEQUENCES. The 1996 Plan provides only for the grant of non-qualified stock options. If such options are exercised, the excess of the fair market value of the acquired shares at the time of exercise over the option exercise price will be treated as ordinary income to the optionee in the year of exercise. Upon exercise of a non-qualified stock option, the optionee's basis in the shares of Common Stock received will be the sum of the option exercise price and the amount of ordinary income recognized by the optionee from the exercise of the stock option. The optionee's holding period in the shares of Common Stock received will begin on the date received. Upon exercise of such a stock option by transfer of shares of Common Stock already owned by the optionee, under Internal Revenue Service Revenue Ruling 80-244, the optionee will be deemed to have received an equivalent number of shares of Common Stock in a non-taxable exchange (the "Substituted Common Stock") and the remainder, if any, of the shares of Common Stock will be deemed to have been received in a taxable transaction (the "Non-Substituted Common Stock"). The optionee's basis in the Substituted Common Stock will generally be the same as his basis in the previously owned shares, and his holding period will include the holding period of the previously owned shares. The Non-Substituted Common Stock will have a holding period which begins on the date when it is received.

    On the disposition of shares of Common Stock received upon exercise of a non-qualified stock option, the difference between the amount realized and the optionee's basis in the shares will be (if the shares constitute a capital asset in the hands of the optionee) a long-term or short-term capital gain (or loss) depending on whether the optionee's holding period of the shares is more than 12 months prior to their disposition.

    The Company will be entitled to claim a deduction at the same time and in the same amount as income is recognized by the optionee exercising a non-qualified stock option provided that applicable income tax withholding requirements are satisfied. No income will be recognized by the optionee, and no deduction shall be allowable to the Company, by reason of the grant of non-qualified stock options.

CERTAIN INFORMATION CONCERNING ALL OPTIONS

    In addition to the foregoing, the Tax Reform Act of 1984 enacted an excise tax of twenty percent (20%) and the disallowance of a deduction to a corporation for compensation to its employees, officers, Shareholders, and others that results in an "excess parachute payment" within the meaning of Code Section 280G
(b).

    The Tax Reform Act of 1986 repealed the net long-term capital gains deduction for individuals. thus, capital gains are now taxable to individuals at ordinary income rates but not more than 28%. capital losses, whether long-term or short-term, are fully deductible against capital gains and up to $3,000 of ordinary income. Any unused capital losses may be carried forward indefinitely.

    The specific state tax consequences to each optionee under the 1996 Plan may vary, depending upon the laws of the various states and the individual circumstances of each optionee (and under legislation currently being considered by Congress). It is suggested that each optionee consult his or her personal tax advisor regarding both the federal and state tax consequences of the grant and exercise of options.

VOTE REQUIRED

    Assuming the presence of a quorum at the Meeting, Proposal 2 will be approved upon approval by holders of a majority of the shares of the Company's common Stock represented and voting at the Meeting.

NEW PLAN BENEFITS

    The following table sets forth the stock options that the individuals and groups referred to below will receive in 1996 if the 1996 Non-Employee Director Stock Option Plan is approved by the Company's stockholders at the Annual Meeting. Executive officers and employee-directors are not eligible to participate in the 1996 Plan.

                               NEW PLAN BENEFITS
    PROFESSIONAL BANCORP, INC. 1996 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

               NAME AND POSITION                    DOLLAR VALUE ($)     NUMBER OF UNITS
- ------------------------------------------------  ---------------------  ---------------
Joel W. Kovner, Dr., P.H., MPH                             -0-                 -0-
 Chairman of the Board of Directors,
 Chief Executive Officer
Melinda McIntyre-Kolpin (1)                                -0-                 -0-
 President of First Professional Bank, N.A.
David G. Rodeffer, MPH                                     -0-                 -0-
 Executive Vice President and
 Chief Operating Officer,
 First Professional Bank, N.A.
Daniel S. Rader                                            -0-                 -0-
 Chief Financial Officer,
 Treasurer
Executive Group                                            -0-                 -0-
Non-Executive Director Group                                     (2)           15,250
Non-Executive Officer Employee Group                       -0-                 -0-

- ------------------------
(1) Melinda McIntyre-Kolpin resigned as an officer and director effective February 9, 1996.

(2)  Dollar value  is dependent  upon the future  share price  of Company Common
    Stock.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL 2.

                                   PROPOSAL 3
         RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

    The firm of KPMG Peat Marwick LLP served as independent public accountants for the Company and the Bank for 1995 and has been selected by the Board of Directors to continue to serve in that capacity for 1996.

    It is anticipated that a representative of KPMG Peat Marwick LLP will be present at the Meeting, will have an opportunity to make a statement if so desired, and will be available to respond to appropriate questions from shareholders.

    Shareholder ratification of the selection of auditors is not required under the laws of the State of Pennsylvania, but the Board nevertheless decided to ascertain the views of the shareholders in this regard. If the selection of KPMG Peat Marwick LLP is not ratified at the Meeting, the Board will consider the selection of other auditors.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL 3.

          SHAREHOLDER PROPOSALS TO BE PRESENTED AT NEXT ANNUAL MEETING

    Proposals of shareholders intended to be presented at the next Annual Meeting of Shareholders of the Company (i) must be received by the Company at its offices at 606 Broadway, Santa Monica, California 90401, no later than December 9, 1996 and (ii) must satisfy the conditions established by the Securities and Exchange Commission for shareholder proposals to be included in the Company's Proxy Statement for that meeting.

                                 OTHER MATTERS

    The Company's Board of Directors does not know of any matters to be presented at the Meeting other than those set forth above. However, if other matters come before the Meeting, it is the intention of the persons named in the accompanying Proxy to vote said Proxy in accordance with the recommendations of the Company's Board of Directors on such matters, and discretionary authority to do so is included in the Proxy.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          Joel W. Kovner
                                          Chairman of the Board

Dated: April 29, 1996

    MANAGEMENT OF THE COMPANY WILL SUPPLY WITHOUT COST, UPON WRITTEN REQUEST, A COPY OF THE COMPANY'S MOST RECENT ANNUAL REPORT ON FORM 10K INCLUDING FINANCIAL STATEMENTS AND SCHEDULES. SUCH REQUEST SHOULD BE DIRECTED TO DANIEL S. RADER, CHIEF FINANCIAL OFFICER, PROFESSIONAL BANCORP, INC., 606 BROADWAY, SANTA MONICA, CALIFORNIA 90401.

                                   EXHIBIT A
                PROFESSIONAL BANCORP 1996 NON-EMPLOYEE DIRECTOR
                               STOCK OPTION PLAN

    1.  PURPOSE

    The  purpose of  the Professional  Bancorp 1996  Non-Employee Director Stock
Option Plan (the "Plan") is to strengthen Professional Bancorp (the "Corporation") by providing performance incentives to participating directors. The Plan seeks to accomplish this purpose by providing a means whereby such directors may purchase shares of the Common Stock of the Corporation pursuant to Stock Options granted in accordance with this Plan. Stock Options granted pursuant to this Plan are not intended to be Incentive Stock Options.

    2.  DEFINITIONS

    For purposes of this Plan, the following terms shall have the following meanings:

        (a)   "ANNUAL  OPTION GRANT."   This term  shall mean a  Stock Option to
    purchase 1,250 shares of Common Stock granted under Section 6(a)(ii) below.

        (b) "COMMON STOCK." This term shall mean shares of the Corporation's $.008 par value common stock, subject to adjustment pursuant to Section 13 (Adjustment Upon Changes in Capitalization) hereunder.

        (c) "CORPORATION." This term shall mean Professional Bancorp, Inc. a Pennsylvania corporation.

        (d) "FAIR MARKET VALUE." This term shall mean the fair market value of the Common Stock as determined in accordance with any reasonable valuation method selected by the Board of Directors, including the valuation methods described in Treasury Regulations Section 20.2031-2.

        (e) "INITIAL OPTION GRANT." This term shall mean a Stock Option to purchase 1,800 shares of Common Stock granted under Section 6(a)(i).

        (f)  "NON-EMPLOYEE  DIRECTOR."   This term shall  mean a  member of  the
    Board of Directors of the Corporation who is not also an employee of the Corporation.

        (g) "OPTION SHARES." This term shall mean Common Stock covered by and subject to any outstanding unexercised Stock Option granted pursuant to this Plan.

        (h) "OPTIONEE." This term shall mean any Non-Employee Director to whom a Stock Option has been granted pursuant to this Plan, provided that at least part of the Stock Option is outstanding and unexercised.

        (i) "PLAN." This term shall mean the Professional Bancorp 1996 Non-Employee Director Stock Option Plan as embodied herein and as may be amended from time to time in accordance with the terms hereof and applicable law.

        (j) "STOCK OPTION." This term shall mean the right to purchase Common Stock under this Plan in a specified number of shares, at a price and upon the terms and conditions set forth herein, and shall refer to both Initial Option Grants and Annual Option Grants unless the context clearly indicates otherwise.

    3.  ADMINISTRATION

        (a) BOARD OF DIRECTORS. This Plan shall be administered by the Board of Directors of the Corporation.

        (b) DECISIONS AND DETERMINATIONS. Subject to the express provisions of the Plan, the Board of Directors shall have the authority to construe and interpret this Plan, to define the terms used herein, to prescribe, amend, and rescind rules and regulations relating to the administration of the Plan, and to make all other determinations necessary or advisable for administration of the Plan. Any action of the Board of Directors with respect to the administration of the Plan shall be valid and binding.

    4.  SHARES SUBJECT TO THE PLAN

    Subject to adjustment as provided in Section 13 hereof, the maximum number of shares of Common Stock which may be issued upon exercise of all Stock Options granted under this Plan is limited to fifty thousand (50,000) shares, in the aggregate. If any Stock Option shall be canceled, surrendered, or expire for any reason without having been exercised in full, the unpurchased Option Shares represented thereby shall again be available for grants of Stock Options under this Plan.

    5.  ELIGIBILITY

    Only Non-Employee Directors shall be eligible to receive grants of Stock Options under this Plan.

    6.  GRANTS OF STOCK OPTIONS

        (a)  GRANTS.

           (i) Each individual who is a Non-Employee Director on the date of the adoption of this Plan by the Board of Directors shall receive an Initial Option Grant on that date. Such Initial Option Grants shall be made subject to approval by the Corporation's shareholders of this Plan. Any individual who is not a Director at the time of the Initial Option Grants, but who becomes a Non-Employee Director, shall automatically receive an Initial Option Grant effective the date such individual becomes a Non-Employee Director.

           (ii) Beginning with the first annual meeting of shareholders of the Corporation which is subsequent to the date the Plan is adopted by the Board of Directors, and provided that a sufficient number of shares remain available under the Plan, each year, prior to termination of the Plan, on the date of the annual meeting of the shareholders of the Corporation there shall automatically be awarded to each Non-Employee Director who is re-elected to the Board of Directors on such date an Annual Option Grant.

        (b)  TERMS.

           (i) The per share purchase price of the Common Stock subject to each Option granted hereunder shall be equal to the Fair Market Value of the Common Stock on the date of the grant of the Option.

           (ii) The term of each Stock Option granted pursuant to the Plan shall be ten (10) years from the date of granting thereof. Within such ten year limit, Stock Options will be exercisable as provided herein.

          (iii) Each Stock Option granted pursuant to the Plan shall be exercisable ratably over a four year period commencing on the first anniversary of the date the Stock Option was granted (I.E., one-fourth of the total number of Option Shares may be acquired by exercise of the Stock Option upon and after the first anniversary, another one-fourth of the total number of Option Shares may be acquired upon exercise of the Stock Option upon and after the second anniversary, etc.).

    7.  EXERCISE OF STOCK OPTIONS

        (a) EXERCISE. Each Stock Option shall be exercisable as provided herein. If an Optionee shall not exercise any part of a Stock Option which has become vested, the Optionee's right to exercise such part of the Stock Option shall continue until expiration of the Stock Option. No Stock Option or part thereof shall be exercisable except with respect to whole shares of Common Stock, and fractional share interests shall be disregarded except that they may be accumulated.

        (b) NOTICE AND PAYMENT. Stock Options granted hereunder shall be exercised by written notice delivered to the Corporation specifying the number of Option Shares with respect to which the Stock

    Option is being exercised, together with concurrent payment in full of the exercise price as hereinafter provided. If the Stock Option is being exercised by any person or persons other than the Optionee, said notice shall be accompanied by proof, satisfactory to the counsel for the Corporation, of the right of such person or persons to exercise the Stock Option. The Corporation's receipt of a notice of exercise without concurrent receipt of the full amount of the exercise price shall not be deemed an exercise of a Stock Option by an Optionee, and the Corporation shall have no obligation to an Optionee for any Option Shares unless and until full payment of the exercise price is received by the Corporation and all of the terms and provisions of the Plan and the related Stock Option agreement have been fully complied with.

        (c) PAYMENT OF EXERCISE PRICE. The exercise price of any Option Shares purchased upon the proper exercise of a Stock Option shall be paid in full at the time of each exercise of a Stock Option in cash, (or bank, cashier's or certified check) and/or, with the prior written approval of the Board of Directors at or before the time of exercise, in Common Stock of the Corporation which, when added to the cash payment, if any, which has an aggregate Fair Market Value equal to the full amount of the exercise price of the Stock Option, or part thereof, then being exercised. Payment by an Optionee as provided herein shall be made in full concurrently with the Optionee's notification to the Corporation of his intention to exercise all or part of a Stock Option. If all or any part of a payment is made in shares of Common Stock as heretofore provided, such payment shall be deemed to have been made only upon receipt by the Corporation of all required share certificates, and all stock powers and all other required transfer documents necessary to transfer the shares of Common Stock to the Corporation.

        (d) MINIMUM EXERCISE. Not less than ten (10) Option Shares may be purchased at any one time upon exercise of a Stock Option unless the number of shares purchased is the total number which remain to be purchased under the Stock Option.

        (e) COMPLIANCE WITH LAW. No shares of Common Stock shall be issued upon exercise of any Stock Option, and an Optionee shall have no right or claim to such shares, unless and until: (i) payment in full as provided hereinabove has been received by the Corporation; (ii) in the opinion of the counsel for the Corporation, all applicable requirements of law and of regulatory bodies having jurisdiction over such issuance and delivery have been fully complied with; and (iii) if required by federal or state law or regulation, the Optionee shall have paid to the Corporation the amount, if any, required to be withheld on the amount deemed to be compensation to the Optionee as a result of the exercise of his or her Stock Option, or made other arrangements satisfactory to the Corporation, in its sole discretion, to satisfy applicable income tax withholding requirements.

        (f) REORGANIZATION. Notwithstanding any provision herein pertaining to the time of exercise of a Stock Option, or part thereof, upon adoption by the requisite holders of the outstanding shares of Common Stock of any plan of dissolution, liquidation, reorganization, merger, consolidation or sale of all or substantially all of the assets of the Corporation to another corporation which would, upon consummation, result in termination of a Stock Option in accordance with Section 14 hereof, all Stock Options previously granted shall become immediately exercisable as to all unexercised Option Shares for such period of time as may be determined by the Board of Directors, but in any event not less than 30 days, on the condition that the terminating event described in Section 14 hereof is consummated. If such terminating event is not consummated, Stock Options granted pursuant to the Plan shall be exercisable in accordance with their original terms.

    8.  NONTRANSFERABILITY OF STOCK OPTIONS

    Each Stock Option shall, by its terms, be nontransferable by the Optionee other than by will or the laws of descent and distribution, and shall be exercisable during the Optionee's lifetime only by the Optionee.

    9.  CONTINUATION OF AFFILIATION

    Nothing contained in this Plan (or in any Stock Option Agreement) shall confer on any Optionee the right to remain a member of the Corporation's Board of Directors.

    10.  CESSATION OF AFFILIATION

    If, for any reason other than disability or death, an Optionee ceases to be affiliated with the Corporation, the Stock Options granted to such Optionee shall expire on the expiration dates specified for said Stock Options at the time of their grant, or three (3) months after the Optionee ceases to be so affiliated, whichever is earlier. During such period after cessation of affiliation, such Stock Options shall be exercisable only as to those increments, if any, which had become exercisable as of the date on which such Optionee ceased to be affiliated with the Corporation, and any Stock Options or increments which had not become exercisable as of such date shall expire automatically on such date.

    11.  DEATH OF OPTIONEE

    If an Optionee dies while affiliated with the Corporation, or during the three-month period referred to in Section 10 hereof, the Stock Options granted to such Optionee shall expire on the expiration dates specified for said Stock Options at the time of their grant, or one (1) year after the date of such death, whichever is earlier. After such death, but before such expiration, subject to the terms and provisions of the Plan and the related Stock Option Agreements, the person or persons to whom such Optionee's rights under the Stock Options shall have passed by will or by the applicable laws of descent and distribution, or the executor or administrator of the Optionee's estate, shall have the right to exercise such Stock Options to the extent that increments, if any, had become exercisable as of the date on which the Optionee died.

    12.  DISABILITY OF OPTIONEE

    If an Optionee is disabled while affiliated with the Corporation or during the three-month period referred to in Section 10 hereof, the Stock Options granted to such Optionee shall expire on the expiration dates specified for said Stock Options at the time of their grant, or one (1) year after the date such disability occurred, whichever is earlier. After such disability occurs, but before such expiration, the Optionee or the guardian or conservator of the Optionee's estate, as duly appointed by a court of competent jurisdiction, shall have the right to exercise such Stock Options to the extent that increments, if any, had become exercisable as of the date on which the Optionee became disabled or ceased to be affiliated with the Corporation as a result of the disability. An Optionee shall be deemed to be "disabled" if it shall appear to the Board of Directors, upon written certification delivered to the Corporation of a qualified licensed physician, that the Optionee has become permanently and totally unable to engage in any substantial gainful activity by reason of a medically determinable physical or mental impairment which can be expected to result in the Optionee's death, or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months.

    13.  ADJUSTMENT UPON CHANGES IN CAPITALIZATION

    If the outstanding shares of Common Stock of the Corporation are increased, decreased, or changed into or exchanged for a different number or kind of shares or securities of the Corporation, through a reorganization, merger, recapitalization, reclassification, stock split, stock dividend, stock consolidation, or otherwise, without consideration to the Corporation, an appropriate and proportionate adjustment shall be made in the number and kind of shares as to which Stock Options may be granted. A corresponding adjustment changing the number or kind of Option Shares and the exercise prices per share allocated to unexercised Stock Options, or portions thereof, which shall have been granted prior to any such change, shall likewise be made. Such adjustments shall be made without change in the total price applicable to the unexercised portion of the Stock Option, but with a corresponding adjustment in the price for each Option Share subject to the Stock Option. Adjustments under this Section shall be made by the Board of Directors, whose determination as to what adjustments shall be made, and the extent thereof, shall be final and conclusive. No fractional shares of stock shall be issued or made available under the Plan on account of such adjustments, and fractional share interests shall be disregarded, except that they may be accumulated.

    14.  TERMINATION EVENTS

    Upon consummation of a plan of dissolution or liquidation of the Corporation, or upon consummation of a plan of reorganization, merger or consolidation of the Corporation with one or more corporations, as a result of which the Corporation is not the surviving entity, or upon the sale of all or substantially all the assets of the Corporation to another corporation, subject to the provisions of Section 7(f) hereof the Plan shall automatically terminate and all Stock Options theretofore granted shall be terminated, unless provision is made in connection with such transaction for assumption of Stock Options theretofore granted, or substitution for such Stock Options with new stock options covering stock of a successor employer corporation, or a parent or subsidiary corporation thereof, solely at the discretion of such successor corporation, or parent or subsidiary corporation, with appropriate adjustments as to number and kind of shares and prices.

    15.  AMENDMENT AND TERMINATION

    The Board of Directors of the Corporation may at any time and from time to time suspend, amend, or terminate the Plan and may, with the consent of an Optionee, make such modifications of the terms and conditions of that Optionee's Stock Option as it shall deem advisable; provided, however, that the Board of Directors may not change the award provisions of Section 6(a) more than once every six months, and provided further that, except as permitted under the provisions of Section 14 hereof, no amendment or modification may be adopted without the Corporation having first obtained the approval of the holders of a majority of the Corporation's outstanding shares of Common Stock present, or represented, and entitled to vote at a duly held meeting of shareholders of the Corporation, or by written consent, if the amendment or modification would:

        (a) materially increase the number of shares of Common Stock for which options may be issued under the Plan;

        (b) modify the requirements as to eligibility for participation in the Plan; or

        (c) make any other change for which shareholder approval is required under Rule 16b-3 of the Securities and Exchange Commission.

    No Stock Option may be granted during any suspension of the Plan or after termination of the Plan. Amendment, suspension, or termination of the Plan shall not (except as otherwise provided in Section 14 hereof), without the consent of the Optionee, alter or impair any rights or obligations under any Stock Option theretofore granted.

    16.  PRIVILEGES  OF STOCK  OWNERSHIP; REGULATORY LAW  COMPLIANCE; NOTICE  OF
SALE

    No Optionee shall be entitled to the privileges of stock ownership as to any Option Shares not actually issued and delivered. No Option Shares may be purchased upon the exercise of a Stock Option unless and until all then applicable requirements of all regulatory agencies having jurisdiction and all applicable requirements of the securities exchanges upon which securities of the Corporation are listed (if any) shall have been fully complied with.

    17.  EFFECTIVE DATE OF THE PLAN

    The Plan shall be deemed adopted as of March 20, 1996, and shall be effective immediately, subject to approval of the Plan by the holders of at least a majority of the Corporation's outstanding shares of Common Stock.

    18.  TERMINATION

    Unless previously terminated as aforesaid, the Plan shall terminate five (5) years from the earliest date of: (i) adoption of the Plan by the Board of Directors of the Corporation; or (ii) approval of the Plan by holders of at least a majority of the outstanding shares of Common Stock. No Stock Options shall be granted under the Plan thereafter, but such termination shall not affect any Stock Option theretofore granted.

    19.  OPTION AGREEMENT

    Each Stock Option granted under the Plan shall be evidenced by a written Stock Option Agreement executed by the Corporation and the Optionee, and shall contain each of the provisions and agreements herein specifically required to be contained therein, and such other terms and conditions not inconsistent with this Plan.

    20.  STOCK OPTION PERIOD

    Each Stock Option and all rights and obligations thereunder shall expire ten
(10) years from the date such Stock Option is granted, and shall be subject to earlier termination as provided elsewhere in this Plan.

    21.  AGREEMENT AND REPRESENTATIONS OF OPTIONEE

    Unless the shares of Common Stock covered by this Plan have been registered with the Securities and Exchange Commission pursuant to the registration requirements under the Securities Act of 1933, each Optionee shall: (i) by and upon accepting a Stock Option, represent and agree in writing, for himself or herself and his or her transferees by will or the laws of descent and distribution, that the Option Shares will be acquired for investment purposes and not for resale or distribution; and (ii) by and upon the exercise of a Stock Option, or a part thereof, furnish evidence satisfactory to counsel for the Corporation, including written and signed representations, to the effect that the Option Shares are being acquired for investment purposes and not for resale or distribution, and that the Option Shares being acquired shall not be sold or otherwise transferred by the Optionee except in compliance with the registration provisions under the Securities Act of 1933, as amended, or an applicable exemption therefrom. Furthermore, the Corporation, at its sole discretion, to assure itself that any sale or distribution by the Optionee complies with this Plan and any applicable federal or state securities laws, may take all reasonable steps, including placing stop transfer instructions with the Corporation's transfer agent prohibiting transfers in violation of the Plan and affixing the following legend (and/or such other legend or legends as the Board of Directors shall require) on certificates evidencing the shares:

       "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT WITH RESPECT TO THEM UNDER THE ACT OR A WRITTEN OPINION OF COUNSEL FOR THE HOLDER THEREOF, WHICH OPINION SHALL BE ACCEPTABLE TO PROFESSIONAL BANCORP, THAT REGISTRATION IS NOT REQUIRED."

Unless the shares of Common Stock covered by this Plan have been registered with the Securities and Exchange Commission pursuant to the registration requirements under the Securities Act of 1933, at any time that an Optionee contemplates the disposition of any of the Option Shares (whether by sale, exchange, gift or other form of transfer), he or she shall first notify the Corporation of such proposed disposition and shall thereafter cooperate with the Corporation in complying with all applicable requirements of law which, in the opinion of counsel for the Corporation, must be satisfied prior to the making of such disposition. Before consummating such disposition, the Optionee shall provide to the Corporation an opinion of Optionee's counsel, of which both such opinion and such counsel shall be satisfactory to the Corporation, that such disposition will not result in a violation of any state or federal securities laws or regulations. The Corporation shall remove any legend affixed to certificates for Option Shares pursuant to this Section if and when all of the restrictions on the transfer of the Option Shares, whether imposed by this Plan or federal or state law, have terminated.

    22.  NOTICES

    All notices and demands of any kind which the Board of Directors, any Optionee, or other person may be required or desires to give under the terms of this Plan shall be in writing and shall be delivered in hand to the person or persons to whom addressed (in the case of the Corporation, with the Chief Executive Officer, Chief Financial Officer or Secretary of the Corporation), by leaving a copy of such notice or demand at the address of such person or persons as may be reflected in the records of the Corporation, or by mailing a copy thereof, properly addressed as above, by certified or registered mail postage prepaid, with return receipt requested. Delivery by mail shall be deemed made upon receipt by the notifying party of the return receipt request acknowledging receipt of the notice or demand.

    23.  LIMITATION ON OBLIGATIONS OF THE CORPORATION

    All obligations of the Corporation arising under or as a result of this Plan or Stock Options granted hereunder shall constitute the general unsecured obligations of the Corporation, and not of the Board of Directors of the Corporation, any member thereof, any officer of the Corporation, or any other person, and none of the foregoing, except the Corporation, shall be liable for any debt, obligation, cost or expense hereunder.

    24.  SEVERABILITY

    If any provision of this Plan as applied to any person or to any circumstance shall be adjudged by a court of competent jurisdiction to be void, invalid, or unenforceable, the same shall in no way affect any other provision hereof, the application of any such provision in any other circumstances, or the validity or enforceability hereof.

    25.  CONSTRUCTION

    Where the context or construction requires, all words applied in the plural herein shall be deemed to have been used in the singular and vice versa, and the masculine gender shall include the feminine and the neuter and vice versa.

    26.  HEADINGS

    The headings of the several paragraphs herein are inserted solely for convenience of reference and are not intended to form a part of and are not intended to govern, limit or aid in the construction of any term or provision hereof.

    27.  SUCCESSORS

    This Plan shall be binding  upon the respective successors, assigns,  heirs,
executors,   administrators,  guardians  and  personal  representatives  of  the
Corporation and Optionees.

    28.  GOVERNING LAW

    To the extent not governed by the laws of the United States, this Plan shall be governed by and construed in accordance with the laws of the State of California.

    29.  CONFLICT

    In the event of any conflict between the terms and provisions of this Plan, and any other document, agreement or instrument, including, without meaning any limitation, any Stock Option Agreement, the terms and provisions of this Plan shall control.

PROXY
                           PROFESSIONAL BANCORP, INC.
                         ANNUAL MEETING OF SHAREHOLDERS
                                 JUNE 19, 1996

    The undersigned shareholder of Professional Bancorp, Inc. (the "Company") hereby nominates, constitutes and appoints Joel W. Kovner and Lynn O. Poulson, and each of them, the attorney, agent and proxy of the undersigned, with full powers of substitution, to vote all the stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company to be held at the Main office of First Professional Bank, N.A., 606 Broadway, Santa Monica, CA 90401, on Wednesday, June 19, 1996 at 5:30 p.m. and at any and all adjournments thereof, as fully and with the same force and effect as the undersigned might or could do if personally present as follows:

    1.  ELECTION OF DIRECTORS.

    To elect the seven persons named below and in the Proxy Statement dated April 29, 1996, accompanying the Notice of said Meeting, to serve until the 1997 Annual Meeting of Shareholders and until their successors are elected and have qualified:

 Richard A. Berger, James B. Jacobson, Ronald L. Katz, M.D., Anthony R. Kovner,
                                     Ph.D.
 Joel W. Kovner, Dr., P.H., MPH, Lynn O. Poulson, J.D., David G. Rodeffer, MPH

             AUTHORITY GIVEN  / /            AUTHORITY WITHHELD  / /

    IF YOU WISH TO WITHHOLD AUTHORITY TO VOTE FOR SOME BUT NOT ALL OF THE NOMINEES NAMED ABOVE, YOU SHOULD CHECK THE BOX MARKED "AUTHORITY GIVEN" AND YOU SHOULD ENTER THE NAME(S) OF THE NOMINEE(S) WITH RESPECT TO WHOM YOU WISH TO WITHHOLD AUTHORITY TO VOTE IN THE SPACE PROVIDED BELOW:

- --------------------------------------------------------------------------------

    2. APPROVING THE 1996 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN. Approving the Company's 1996 Non-Employee Director Stock Option Plan covering 50,000 shares of the Company's Common Stock.
            FOR  / /            AGAINST  / /            ABSTAIN  / /
- --------------------------------------------------------------------------------

    3. RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS. Ratifying the appointment of the firm of KPMG Peat Marwick LLP as independent public accountants of the Company for 1996.

            FOR  / /            AGAINST  / /            ABSTAIN  / /

                    PLEASE SIGN AND DATE ON THE REVERSE SIDE

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE OF "AUTHORITY GIVEN" ON PROPOSAL 1 AND "FOR" ON PROPOSAL 2 AND PROPOSAL 3. THE PROXY CONFERS AUTHORITY AND SHALL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS UNLESS A CONTRARY INSTRUCTION IS INDICATED, IN WHICH CASE THE PROXY SHALL BE VOTED IN ACCORDANCE WITH SUCH INSTRUCTIONS. IN ALL OTHER MATTERS, IF ANY, PRESENTED AT THE MEETING, THIS PROXY SHALL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS.

(Number of          DATED:  , 1996     (Please Print Your Name)
Shares)
                                       (Signature of Shareholder)
                                       (Please Print Your Name)
                                       (Signature of Shareholder)
                                       (Please date  this Proxy  and sign  your
                                       name   as  it   appears  on   the  stock
                                       certificates. Executors, administrators,
                                       trustees, etc., should  give their  full
                                       titles. All joint owners should sign.)
                                       I   do  do  not  expect  to  attend  the
                                       Meeting.

THIS PROXY IS SOLICITED ON BEHALF OF THE COMPANY'S BOARD OF DIRECTORS, AND MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH THE CORPORATE SECRETARY OF THE COMPANY AN INSTRUMENT REVOKING THIS PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY APPEARING IN PERSON AND VOTING AT THE MEETING.